PROCESS TECHNOLOGY SYSTEMS, INC.
                         LOCK-UP/LEAK-OUT AGREEMENT


          THIS LOCK-UP/LEAK-OUT AGREEMENT (the "Agreement") is made and entered into as of the ___ day of March, 2005, between Process Technology Systems, Inc., a Nevada corporation ("Process"), and the individuals that execute and deliver a Counterpart Signature Page hereof, and sometimes collectively referred to herein as the "Shareholders" and each, a "Shareholder." For all purposes of this Agreement, "Shareholder" includes any "affiliate, controlling person of Shareholder, agent, representative or other person with whom Shareholder is acting in concert with.

          WHEREAS, it is contemplated that certain persons will be acquiring a substantial portion of the authorized Common Stock of Process pursuant to written Subscription Agreements to which this Agreement is attached as Exhibit B thereto (the "Buyers"); and

          WHEREAS, subsequent to the acceptance of such Subscription Agreements, the Company is planning to enter into a reorganization transaction, meaning a material acquisition, reorganization, merger or other transaction such that the Company will no longer be considered to be a "blank check company" as defined in Rule 504(a)(3) of the Securities and Exchange Commission (the "Reorganization Transaction"); and

          WHEREAS, in order to facilitate the consummation of the transactions contemplated by the Reorganization Transaction and to protect the Company, the Shareholders have agreed to enter into this Agreement and to restrict the public sale, assignment, transfer, conveyance, hypothecation or alienation of the Common Stock, all on the terms set forth below.

          NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. Except as otherwise expressly provided herein, and except as each Shareholder may be otherwise restricted from selling shares of Common Stock, each Shareholder may only publicly sell Common Stock subject to the following conditions commencing on the execution and delivery of this Agreement and for the twenty-four (24) month period from the filing of a Form 8-K12g-3 ("successor issuer" 8-K Current Report) reporting the closing of the Reorganization Transaction (the "Lock-Up/Leak-Out Period"):

               1.1 Each Shareholder shall not be allowed to sell any of the shares of common stock purchased pursuant to the Subscription Agreements for a period of twelve (12) months from the filing of the Form 8-K12g-3 (the "Lock-up Period").

               1.2 Each Shareholder shall be allowed to sell 1/12th of such Shareholder's shares of Common Stock per month during the last twelve
(12) months of the twenty-four (24) month Lock-Up/Leak-Out Period (the "Leak-Out Period"), on a non-cumulative basis, meaning that if no Common Stock was sold during one month while Common Stock was qualified to be sold, such shares of Common Stock could not be sold in the next successive monthly Leak-out Period.

              1.3 Except as otherwise provided herein, all Common Stock shall only be sold in "broker's transactions" and each Shareholder must comply with the "manner of sale" requirements as those terms are defined in Rule 144 of the Securities and Exchange Commission during the Lock-Up/Leak-Out Period.

               1.4 An appropriate legend describing this Agreement shall be imprinted on each stock certificate representing Common Stock covered hereby, and the transfer records of Process' transfer agent shall reflect such appropriate restrictions.

               1.5 The Shareholders agree that they will not engage in any short selling of the Common Stock during the Lock-Up/Leak-Out Period.

               1.6 During the Lock-Up/Leak/Out Period, Process shall maintain its "reporting" status with the Securities and Exchange Commission; file all reports that are required to be filed by it during such period; and use its "best efforts" to ensure that the Common Stock is continually quoted for public trading on a nationally recognized medium of no less significance than the OTC Electronic Bulletin Board of the National Association of Securities Dealers, Inc. (the "NASD"), the NASDAQ Small Cap or a recognized national stock exchange.

               1.7 During the Lock-Up/Leak-Out Period, each Shareholder will be required to submit a legal opinion to the Company with any requested transfer hereunder to the effect that any monthly sale is being made in compliance with this Agreement.

               1.8 Process shall timely file the 8-K12g-3 Current Report with the Securities and Exchange Commission.

          2. The delivery of a duly executed copy of the Broker/Dealer Agreement by a selling Shareholder's broker and a duly executed Seller's Resale Agreement by the selling Shareholder in the forms attached hereto shall be satisfactory evidence for all purposes of this Agreement that such selling Shareholder and its broker will comply with the "broker's transactions" and "manner of sale" requirements of this Agreement, and no further evidence thereof will be required of any selling Shareholder; provided, however, Process may confirm such compliance with any Shareholder and any selling Shareholder's broker, to the extent that it deems reasonably required or necessary to assure compliance with this Agreement.

          3. Notwithstanding anything to the contrary set forth herein, Process may, in its sole discretion and in good faith, at any time and from time to time, waive any of the conditions or restrictions contained herein to increase the liquidity of the Common Stock or if such waiver would otherwise be in the best interests of the development of the trading market for the Common Stock. Unless otherwise agreed by the Shareholders, all such waivers shall be pro rata, as to all of the Shareholders who executed a Lock-Up/Leak-Out Agreement in connection with the execution and delivery of the Subscription Agreements whose Common Stock can, at the time of any such waiver, be publicly sold in accordance with the Securities Act of 1933, as amended (the "Securities Act"), or Rule 144 promulgated thereunder by the Securities and Exchange Commission or otherwise.

          4. Other than the contemplated Reorganization Transaction or any merger with a subsidiary, in the event of: (a) a completed tender offer to purchase all or substantially all of Process' issued and outstanding securities; or (b) a merger, consolidation or other reorganization of Process with or into an unaffiliated entity, then this Agreement shall terminate as of the closing of such event and the Common Stock restricted pursuant hereto shall be released from such restrictions.

          5. Except as otherwise provided in this Agreement or any other agreements between the parties, the Shareholders shall be entitled to their respective beneficial rights of ownership of the Common Stock, including the right to vote the Common Stock for any and all purposes.

          6. The number of shares of Common Stock included in any monthly allotment that can be sold by a Shareholder shall be appropriately adjusted should Process make a dividend or distribution, undergo a forward split or a reverse split or otherwise reclassify its shares of Common Stock.

          7. This Agreement may be executed in any number of counterparts with the same force and effect as if all parties had executed the same document.

          8. All notices, instructions or other communications required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by certified mail, return receipt requested, overnight delivery or hand-delivered to all parties to this Agreement, to Process, at 6371 Richmond Avenue, Suite 200, Houston, Texas 77057; and to the Shareholders, at the addresses in their Counterpart Signature Pages. All notices shall be deemed to be given on the same day if delivered by hand or on the following business day if sent by overnight delivery or the second business day following the date of mailing.

          9. The resale restrictions on the Common Stock set forth in this Agreement shall be in addition to all other restrictions on transfer imposed by applicable United States and state securities laws, rules and regulations.

         10. Process or each Shareholder who fails to fully adhere to the terms and conditions of this Agreement shall be liable to every other party for any damages suffered by any party by reason of any such breach of the terms and conditions hereof. Each Shareholder agrees that in the event of a breach of any of the terms and conditions of this Agreement by any such Shareholder, that in addition to all other remedies that may be available in law or in equity to the non-defaulting parties, a preliminary and permanent injunction, without bond or surety, and an order of a court requiring such defaulting Shareholder to cease and desist from violating the terms and conditions of this Agreement and specifically requiring such Shareholder to perform his/her/its obligations hereunder is fair and reasonable by reason of the inability of the parties to this Agreement to presently determine the type, extent or amount of damages that Process or the non-defaulting Shareholders may suffer as a result of any breach or continuation thereof.

         11. This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof, and may not be amended except by a written instrument executed by the parties hereto.

         12. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts entered into and to be performed wholly within said State; and Process and the Shareholders agree that any action based upon this Agreement may be brought in the United States and state courts of Nevada only, and each submits himself/herself/itself to the jurisdiction of such courts for all purposes hereunder.

         13. In the event of default hereunder, the non-defaulting parties shall be entitled to recover reasonable attorney's fees incurred in the enforcement of this Agreement.

         14. This Agreement shall only apply to the Common Stock that is being acquired by the undersigned pursuant to the Subscription Agreement to which this Agreement is attached and incorporated by reference as Exhibit B thereto.

          IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement as of the day and year first above written.


                                         PROCESS TECHNOLOGY SYSTEMS, INC.

Date:_______________.                    By_________________________________
     Its________________________________

                         LOCK-UP/LEAK-OUT AGREEMENT
                         COUNTERPART SIGNATURE PAGE

          This Counterpart Signature Page for that certain Lock-Up/Leak-Out
Agreement (the "Agreement") dated as of the       day of ________________,
2005, among Process Technology Systems, Inc., a Nevada corporation ("Process"); and certain persons who are "Shareholders" of Process, by which the undersigned, through execution and delivery of this Counterpart Signature Page, intends to be legally bound by the terms of the Agreement, as a Shareholder, of the number of shares of Process set forth below or hereafter acquired during the Lock-Up/Leak-Out Period as defined in the Agreement.


_____________________________________________
 (Entity Name, if Applicable)

____________________________________________
(Printed Name)

______________________________________________
 (Signature)

______________________________________________
 (Street Address)

______________________________________________
 (City and State)

______________________________________________
 (Number of Shares Owned or Underlying Other Securities)

______________________________________________
 (Date)



                              BROKER/DEALER AGREEMENT
                               Computer Share Trust



Process Technology Systems, Inc.
6371 Richmond Ave., Ste. 200
Houston, TX 77057

     Re: Resale restriction of certain shares of common stock of Process Technology System, Inc., a Nevada corporation ("Process" or the "Company")

Dear Ladies and Gentlemen:

          The undersigned broker hereby acknowledges receipt of stock certificates representing _________ shares of common stock of the Company that are owned by _____________________________________________ (the "Customer").

          In consideration of transferring these securities free of any legend or other notation respecting the resale of these securities so that the undersigned broker can effect a sale of such shares (a "Company Approved Sale"), the undersigned broker agrees:

               (i) That all sales of these securities or any other securities of Process on deposit in the accounts of the Customer will be made in "broker's transactions" only as that term is defined in Rule 144 of the Securities and Exchange Commission until _____________, 200_ (the "Resale Restriction Period");

               (ii) That there will be no legend removal or DTC's of any securities of the Customer prior to a Company Approved Sale during the "Resale Restrictions Period";

              (iii) That if any of the securities of the Company are ordered out by the Customer for delivery prior to the expiration of the Resale Restriction Period, that instructions will be given to the Company's transfer agent to re-issue the stock certificates for the Customer with the appropriate restriction or restrictions as are outlined in the Letter Agreement of the Customer, and to the effect that such securities can only be sold in "broker's transactions."

          The undersigned broker further agrees that we will provide you with reasonable documentation on your request to verify our compliance with this Letter Agreement.

Very truly yours,


________________________________________
Broker/Dealer
________________________________________
Address
________________________________________
City, State, Zip


Date: ______________________  By:______________________________________
     Its ______________________________________




                             SELLER'S RESALE AGREEMENT
                               Computer Share Trust



Process Technology Systems, Inc.
6371 Richmond Ave., Ste. 200
Houston, TX 77057

     Re: Resale restriction of certain shares of common stock of Process Technology System, Inc., a Nevada corporation ("Process" or the "Company")

Dear Ladies and Gentlemen:

          The undersigned agrees to effect all sales of shares of common stock of Stock Certificate No. ______________ representing _______________ shares of common stock of Process in accordance with the "manner of sale" requirements of Rule 144 as outlined in Schedule 1 hereto until on or before ______________, 200__.

          DATED this ________ day of _____________________, 200__.



Very truly yours,


________________________________________
Broker/Dealer
________________________________________
Address
________________________________________
City, State, Zip


Date: ______________________  By:  _______________________________________
     Its: _______________________________________
     _______________________________________
     Address
     _______________________________________
     City, State, Zip


                                 SCHEDULE 1

SELLER'S REQUIREMENTS IN "BROKERS' TRANSACTIONS"
RULE 144 "MANNER OF SALE" REQUIREMENTS


          The securities shall be sold in "brokers' transactions" within the meaning of Section 4(4) of the Securities Act or in transactions directly with a "market maker," as that term is defined in Section 3(a)(38) of the Securities Exchange Act of 1934, and the person selling the securities shall not (1) solicit or arrange for the solicitation of orders to buy the securities in anticipation of or in connection with such transaction, or (2) make any payment in connection with the offer or sale of the securities to any person other than the broker who executes the order to sell the securities.